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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       January 11, 2000 (November 9, 1999)
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                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)

                TENNESSEE                  000-22217            62-1493316
     (State or other jurisdiction of      (Commission        (I.R.S. employer
     incorporation or organization)      File Number)       identification no.)

        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                     37215
(Address of principal executive offices)                        (Zip code)



                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       Subsequent to the acquisition of a fifty-one percent ownership interest in the assets comprising the business operations of an ambulatory surgery center in Cape Coral, Florida, as originally reported in the Current Report on Form 8-K dated November 23, 1999, the Registrant has determined that the business acquired no longer meets the significant subsidiary test requiring financial reporting under Regulation S-X. Therefore, no financial statements pursuant to
Item 7 are being filed.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMSURG CORP.



Date:    January 11, 2000         By:  /s/  Claire M. Gulmi
                                       -----------------------------------------
                                       CLAIRE M. GULMI
                                       Senior Vice President and Chief Financial
                                       Officer (Principal Financial and Duly
                                       Authorized Officer)










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